Exhibit 99.3

July 2014

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
SVP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2014	2014	2013	2013	2013	2013	2012	2012
Ratios (percent)
Return on average assets	1.34	1.00	1.24	1.35	1.94	1.41	1.33	1.23
Return on average common equity	11.9	9.0	10.8	12.1	17.3	12.5	11.5	10.4
Average Bancorp shareholders’ equity as a percent of average assets	11.57	11.53	11.51	11.71	11.64	11.38	11.65	11.82
Net interest margin(a)	3.15	3.22	3.21	3.31	3.33	3.42	3.49	3.56
Efficiency(a)	58.2	64.9	61.5	59.2	53.2	59.8	65.2	63.7
Net losses charged off as a percent of average loans and leases	0.45	0.76	0.67	0.49	0.51	0.63	0.70	0.75
ALLL as a percent of portfolio loans and leases	1.61	1.65	1.79	1.92	1.99	2.08	2.16	2.32
Allowance for credit losses as a percent of portfolio loans and leases	1.77	1.82	1.97	2.11	2.18	2.28	2.37	2.53
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.92	1.05	1.10	1.16	1.32	1.41	1.49	1.73
Allowance for loan and lease losses as a percent of nonperforming assets(b)	175	157	161	165	151	147	144	133
Allowance for credit losses as a percent of nonperforming assets(b)	192	173	178	182	165	161	158	145
Common Share Data
Earnings per share	$0.49	$0.36	$0.44	$0.47	$0.67	$0.47	$0.44	$0.39
Earnings per diluted share	$0.49	$0.36	$0.43	$0.47	$0.65	$0.46	$0.43	$0.38
Cash dividends per common share	0.13	0.12	0.12	0.12	0.12	0.11	0.10	0.10
Book value per share	16.74	16.27	15.85	15.84	15.56	15.42	15.10	14.84
Common shares outstanding, excluding treasury	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317
Market price per share:
High	$23.19	$23.39	$21.04	$19.69	$18.60	$16.61	$16.16	$15.95
Low	20.03	20.50	17.50	18.04	15.80	15.35	13.75	13.07
End of period	21.35	22.96	21.03	18.05	18.05	16.31	15.20	15.51
Supplemental Data
Common dividends declared ($ in millions)	$110	$102	$103	$106	$102	$96	$88	$89
Full-time equivalent employees	18,732	19,080	19,446	20,256	20,569	20,744	20,798	20,789
Banking centers	1,309	1,311	1,320	1,326	1,326	1,320	1,325	1,320
ATMs	2,619	2,614	2,586	2,374	2,433	2,426	2,415	2,404

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2014	2014	2013	2013	2013	2013	2012	2012
Income Statement ($ in millions)
Interest income (FTE)	$1,013	$998	$1,007	$997	$989	$1,000	$1,020	$1,027
Interest expense	108	100	102	99	104	107	117	120

Net interest income (FTE)	905	898	905	898	885	893	903	907
Provision for loan and lease losses	76	69	53	51	64	62	76	65
Noninterest income:
Service charges on deposits	139	133	142	140	136	131	134	128
Investment advisory revenue	102	102	98	97	98	100	93	92
Corporate banking revenue	107	104	94	102	106	99	114	101
Mortgage banking net revenue	78	109	126	121	233	220	258	200
Card and processing revenue	76	68	71	69	67	65	66	65
Other noninterest income	226	41	170	185	414	109	215	78
Securities gains, net	8	7	2	2	—	17	2	2
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	—	—	5	6	2	(2)	5

Total noninterest income	736	564	703	721	1,060	743	880	671
Noninterest expense:
Salaries, wages and incentives	368	359	388	389	404	399	416	399
Employee benefits	79	101	78	83	83	114	96	79
Net occupancy expense	79	80	77	75	76	79	76	76
Technology and communications	52	53	53	52	50	49	52	49
Equipment expense	30	30	29	29	28	28	27	28
Card and processing expense	37	31	37	33	33	31	31	30
Other noninterest expense	309	296	327	298	361	278	465	345

Total noninterest expense	954	950	989	959	1,035	978	1,163	1,006
Income before income taxes (FTE)	611	443	566	609	846	596	544	507
Taxable equivalent adjustment	5	5	5	5	5	5	4	4

Income before income taxes	606	438	561	604	841	591	540	503
Applicable income tax	167	119	159	183	250	179	144	139

Net income	$439	$319	$402	$421	$591	$412	$396	$364
Less: Net income attributable to noncontrolling interests	—	1	—	—	—	(10)	(3)	1

Net income attributable to Bancorp	$439	$318	$402	$421	$591	$422	$399	$363
Dividends on preferred stock	23	9	19	—	9	9	9	9

Net income available to common shareholders	$416	$309	$383	$421	$582	$413	$390	$354

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,644	$12,182	$12,094	$12,762	$12,426	$11,878	$11,685	$11,594
Tier II capital	4,101	4,174	4,337	3,665	3,666	3,846	4,126	4,177

Total risk-based capital	$16,745	$16,356	$16,431	$16,427	$16,092	$15,724	$15,811	$15,771

Risk-weighted assets	$117,127	$116,622	$115,969	$113,801	$111,559	$109,027	$109,301	$106,402

Tier I risk-based capital ratio	10.80%	10.45%	10.43%	11.21%	11.14%	10.89%	10.69%	10.90%
Total risk-based capital ratio	14.30%	14.02%	14.17%	14.43%	14.43%	14.42%	14.47%	14.82%
Tier I leverage ratio	9.86%	9.71%	9.70%	10.64%	10.45%	10.07%	10.08%	10.14%
Tier I common equity ratio	9.61%	9.51%	9.45%	9.95%	9.49%	9.75%	9.54%	9.71%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June	March	December	September	June	March	December	September
	2014	2014	2013	2013	2013	2013	2012	2012
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,312	$3,153	$3,178	$2,887	$2,390	$2,186	$2,441	$2,490
Available-for-sale and other securities	22,814	20,749	18,597	18,080	16,187	15,263	15,207	15,402
Held-to-maturity securities	194	195	208	265	274	283	284	287
Trading securities	361	347	343	246	219	218	207	205
Other short-term investments	2,386	2,202	5,116	2,622	1,109	2,286	2,421	1,286

Total cash and securities	29,067	26,646	27,442	24,100	20,179	20,236	20,560	19,670
Loans held for sale	682	780	944	1,330	2,148	2,691	2,939	1,802
Portfolio loans and leases	90,484	89,705	88,614	87,231	87,032	85,676	85,782	83,059

Total loans and leases	91,166	90,485	89,558	88,561	89,180	88,367	88,721	84,861
Allowance for loan and lease losses	(1,458)	(1,483)	(1,582)	(1,677)	(1,735)	(1,783)	(1,854)	(1,925)
Bank premises and equipment	2,491	2,528	2,531	2,528	2,540	2,540	2,542	2,520
Operating lease equipment	667	714	730	707	645	598	581	542
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,417
Intangible assets	17	18	19	21	23	25	27	30
Servicing rights	931	975	971	919	899	772	697	679
Other real estate owned	266	291	299	312	301	316	320	356
Other assets	6,999	7,064	8,059	7,786	8,912	7,895	7,884	8,333

Total assets	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483

Liabilities
Deposits:
Demand	$32,140	$31,234	$32,634	$30,153	$30,097	$30,027	$30,023	$27,606
Interest checking	24,744	25,472	25,875	23,527	22,878	23,175	24,477	22,891
Savings	16,087	16,867	17,045	17,583	18,448	19,339	19,879	20,624
Money market	14,216	13,208	11,644	10,433	9,247	8,613	6,875	5,285
Foreign office	1,418	1,922	1,976	1,409	1,570	1,089	885	1,059
Other time	3,724	3,660	3,530	3,524	3,793	3,909	4,015	4,167
Certificates—$100,000 and over	3,623	4,511	6,571	7,497	7,374	5,472	3,284	2,978
Other foreign office	—	—	—	—	47	—	79	78

Total deposits	95,952	96,874	99,275	94,126	93,454	91,624	89,517	84,688
Federal funds purchased	153	268	284	225	636	386	901	686
Other short-term borrowings	3,146	2,717	1,380	3,487	2,112	2,439	6,280	5,503
Other liabilities	3,842	3,698	5,245	5,057	5,941	4,693	4,347	4,710
Long-term debt	13,961	11,233	9,633	8,098	6,940	8,320	7,085	8,127

Total liabilities	117,054	114,790	115,817	110,993	109,083	107,462	108,130	103,714

Equity
Common and preferred equity	16,661	16,122	15,802	15,085	15,292	14,315	13,975	13,648
Net unrealized gains (losses):
Available-for-sale securities	410	231	121	268	203	381	412	494
Qualifying cash flow hedges	22	16	13	31	29	37	50	62
Accumulated other comprehensive income related to employee benefit plans	(50)	(51)	(52)	(81)	(83)	(85)	(87)	(88)
Treasury stock, at cost	(1,574)	(1,492)	(1,295)	(662)	(1,202)	(766)	(634)	(398)

Total Bancorp shareholders’ equity	15,469	14,826	14,589	14,641	14,239	13,882	13,716	13,718
Noncontrolling interests	39	38	37	39	38	38	48	51

Total equity	15,508	14,864	14,626	14,680	14,277	13,920	13,764	13,769

Total liabilities and equity	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483

Share Data
Preferred shares outstanding—Series G	—	—	—	—	16,442	16,450	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	—	—	—
Preferred shares outstanding—Series I	18,000	18,000	18,000	—	—	—	—	—
Preferred shares outstanding—Series J	12,000	—	—	—	—	—	—	—
Common shares outstanding, excluding treasury	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317
Treasury shares held	79,403,732	76,323,853	68,586,836	36,863,042	72,418,626	49,247,856	41,740,524	26,425,263

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2014	2014	2013	2013	2013	2013	2012	2012
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$91,241	$90,238	$88,865	89,154	$89,473	$88,880	$86,180	$84,829
Taxable securities	21,706	20,385	18,383	16,590	15,346	15,224	15,187	15,005
Tax exempt securities	52	46	48	44	55	51	57	48
Other short-term investments	2,182	2,509	4,612	1,894	1,561	1,571	1,521	1,535

Total interest-earning assets	115,181	113,178	111,908	107,682	106,435	105,726	102,945	101,417
Cash and due from banks	2,847	2,850	2,956	2,380	2,359	2,225	2,442	2,368
Other assets	14,417	14,478	14,986	15,015	15,198	15,016	15,468	15,749
Allowance for loan and lease losses	(1,480)	(1,576)	(1,671)	(1,731)	(1,780)	(1,850)	(1,912)	(2,013)

Total assets	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521

Liabilities
Interest-bearing liabilities:
Interest checking	$25,222	$25,911	$24,650	$23,116	$22,796	$23,763	$23,556	$22,967
Savings	16,509	16,903	17,323	18,026	18,864	19,576	20,216	21,283
Money market	13,942	12,439	11,285	9,693	8,918	7,932	6,026	4,776
Foreign office	2,200	2,017	1,717	1,755	1,418	1,102	1,174	1,345
Other time	3,693	3,616	3,529	3,676	3,859	3,982	4,094	4,224
Certificates—$100,000 and over	3,840	5,576	7,456	7,315	6,519	4,017	3,084	3,016
Other foreign office	—	—	—	17	10	40	32	32
Federal funds purchased	606	547	301	464	560	691	794	664
Other short-term borrowings	2,234	1,808	2,177	1,675	2,867	5,429	4,553	4,856
Long-term debt	12,524	10,313	9,135	7,453	7,552	7,506	7,891	8,863

Total interest-bearing liabilities	80,770	79,130	77,573	73,190	73,363	74,038	71,420	72,026
Demand deposits	31,275	30,626	30,765	30,655	29,682	28,565	29,223	27,127
Other liabilities	3,724	4,274	5,045	5,023	4,908	4,687	4,394	4,430

Total liabilities	115,769	114,030	113,383	108,868	107,953	107,290	105,037	103,583
Equity	15,196	14,900	14,796	14,478	14,259	13,827	13,906	13,938

Total liabilities and equity	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521

Average loans and leases (excluding held for sale)	$90,549	$89,530	$87,895	$87,272	$86,707	$85,903	$83,943	$82,888
Average common shares outstanding:
Basic	838,492,046	845,860,065	868,077,089	880,182,513	858,582,710	870,923,074	884,676,065	904,474,989
Diluted	848,245,111	857,923,596	877,510,663	888,111,269	900,625,454	913,163,262	925,585,306	944,820,608

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2014	2014	2013	2013	2013	2013	2012	2012
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,364	$40,692	$39,347	$38,260	$37,868	$36,782	$36,077	$33,357
Commercial mortgage loans	7,807	7,959	8,069	8,058	8,450	8,777	9,116	9,368
Commercial construction loans	1,426	1,220	1,041	879	758	699	707	683
Commercial leases	3,572	3,577	3,626	3,572	3,570	3,568	3,549	3,549

Subtotal—commercial	54,169	53,448	52,083	50,769	50,646	49,826	49,449	46,957
Consumer:
Residential mortgage loans	13,250	13,275	13,570	13,832	14,513	14,713	14,873	13,449
Home equity	9,056	9,125	9,246	9,356	9,531	9,727	10,018	10,238
Automobile loans	12,050	12,088	11,984	12,072	12,015	11,741	11,972	11,912
Credit card	2,261	2,177	2,294	2,157	2,114	2,043	2,097	1,994
Other consumer loans and leases	380	372	381	375	361	317	312	311

Subtotal—consumer	36,997	37,037	37,475	37,792	38,534	38,541	39,272	37,904

Total loans and leases	$91,166	$90,485	$89,558	$88,561	$89,180	$88,367	$88,721	$84,861

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,451	$40,409	$38,846	$38,145	$37,636	$36,423	$34,311	$33,124
Commercial mortgage loans	7,886	7,983	8,051	8,280	8,627	8,978	9,209	9,592
Commercial construction loans	1,364	1,118	955	797	717	700	697	751
Commercial leases	3,556	3,607	3,579	3,574	3,553	3,557	3,509	3,483

Subtotal—commercial	54,257	53,117	51,431	50,796	50,533	49,658	47,726	46,950
Consumer:
Residential mortgage loans	13,202	13,304	13,544	14,333	14,984	14,866	14,028	13,458
Home equity	9,101	9,194	9,296	9,432	9,625	9,872	10,129	10,312
Automobile loans	12,070	12,023	12,019	12,083	11,887	12,096	11,944	11,812
Credit card	2,232	2,230	2,202	2,140	2,071	2,069	2,029	1,971
Other consumer loans and leases	379	370	373	370	373	319	324	326

Subtotal—consumer	36,984	37,121	37,434	38,358	38,940	39,222	38,454	37,879

Total average loans and leases	$91,241	$90,238	$88,865	$89,154	$89,473	$88,880	$86,180	$84,829

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$323	$398	$387	$391	$551	$618	$665	$808
Nonaccrual loans held for sale	5	3	6	11	15	16	25	38
Restructured loans—commercial (nonaccrual) held for sale	—	—	—	—	—	3	4	5
Restructured loans and leases (nonaccrual) portfolio	317	335	364	379	358	333	364	345
OREO and other repossessed property(a)	192	213	229	244	241	259	257	293

Total nonperforming assets	$837	$949	$986	$1,025	$1,165	$1,229	$1,315	$1,489

Ninety days past due loans and leases	$94	$94	$103	$156	$152	$164	$195	$201

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$249	$301	$287	$310	$356	$323	$345	$401
Commercial mortgage loans	141	147	146	187	235	260	296	356
Commercial construction loans	10	19	31	34	47	74	85	93
Residential mortgage loans	117	141	165	166	202	221	237	254
Home equity and other consumer loans and leases	128	128	128	84	84	92	95	93

Total nonperforming loans and leases (including held for sale)	$645	$736	$757	$781	$924	$970	$1,058	$1,197

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(127)	$(190)	$(183)	$(141)	$(145)	$(168)	$(177)	$(188)
Recoveries	26	22	35	32	33	35	30	$32

Net losses charged off	$(101)	$(168)	$(148)	$(109)	$(112)	$(133)	$(147)	$(156)

(a)	Excludes OREO related to government insured loans.